SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 9, 2008

ATLAS OIL AND GAS, INC.
(Exact name of registrant as specified in Charter)

Nevada	333-140204	76-0672176
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1020 Brookstown Ave, Suite 30 Winston-Salem, NC 27101
(Address of Principal Executive Offices)(Zip Code)

336-723-0908
(Issuer Telephone number)

IntelliHome, Inc. 5150 Franz Rd., Suite 100, Katy, Texas 77493
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

Effective October 9, 2008, the Company amended its Articles of Incorporation to change the name of the Company from IntelliHome, Inc. to Atlas Oil and Gas, Inc. and to change the Company’s state of incorporation from Texas to Nevada.

Item 8.01. Other Events.

The Company has relocated its offices to 1020 Brookstown Avenue, Suite 30, Winston Salem, North Carolina 27101.

Item 9.01. Financial Statements and Exhibits

Exhibits

3.1 Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS OIL AND GAS, INC.

Dated: October 20, 2008	By:	/s/ Daniel Motsinger
Daniel Motsinger,
Chief Executive Officer